UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 22, 2011
GATX Corporation
(Exact Name of Registrant as Specified in its Charter)

New York	1-2328	36-1124040
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)
222 West Adams Street
Chicago, Illinois 60606
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (312) 621-6200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On July 22, 2011, the Board of Directors of GATX Corporation (the “Company”) appointed Robert J. Ritchie to serve as an independent director on the Board of Directors of the Company. Mr. Ritchie will also serve as a member of the Audit Committee.
     A copy of the press release announcing Mr. Ritchie’s appointment to the Board is included as an exhibit to this report. Mr. Ritchie will participate in the standard non-employee director compensation arrangements described in the section entitled “Director Compensation” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 11, 2011.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On July 22, 2011, in connection with the appointment of Mr. Ritchie, a Canadian citizen, to the Board, the Company amended and restated its By-Laws to ensure compliance with federal maritime law, which imposes U.S. citizen ownership and control requirements on companies that own or operate vessels in coastwise trade. The Company is subject to these requirements due to its ownership of American Steamship Company.
     The substantive changes made in the Amended and Restated By-Laws adopted by the Board are as follows:
(i)	quorum requirements for the Board and each designated Committee of the Board were revised to provide that non-U.S. citizens may not constitute more than a minority of the number required for a quorum;

(ii)	language was added to provide that, if the Lead Director is not a U.S. citizen, Board meetings in the absence of the Chairman will be chaired by a U.S. citizen independent director designated by a majority of the U.S. citizen independent directors present at the meeting; and

(iii)	language was added to provide that the Chief Executive Officer and Chairman must be U.S. citizens and that only U.S. citizens may act for the Chief Executive Officer or the Chairman in his or her absence.
     A copy of the Company’s Amended and Restated By-Laws is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
3.1	Amended and Restated By-Laws of GATX Corporation

99.1	Press Release of GATX Corporation, dated July 26, 2011, announcing Robert J. Ritchie’s appointment to serve on the Board of Directors of GATX Corporation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATX CORPORATION (Registrant)
/s/ Robert C. Lyons
Robert C. Lyons
Senior Vice President and Chief Financial Officer (Duly Authorized Officer)

Date: July 26, 2011

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

3.1	Amended and Restated By-Laws of GATX Corporation	Filed Electronically

99.1	Press Release of GATX Corporation, dated July 26, 2011, announcing Robert J. Ritchie’s appointment to serve on the Board of Directors of GATX Corporation.	Filed Electronically